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                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of RFS Hotel Investors, Inc. on Form S-3 (file no. 333-03307) and on Form S-8 (file no. 333-19411) of our report dated October 30, 1996, on our audit of the combined financial statements of the GUS Hotels as of and for the year ended December 31, 1995, which report is included in this current report on Form 8-K-A.



                                                        Coopers & Lybrand L.L.P.





Memphis, Tennessee
February 14, 1997